UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2008

Commission File Number: 000-32865

WORDLOGIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA
(state or other jurisdiction of incorporation or organization)

650 West Georgia Street, Suite 2400
Vancouver, British Columbia, Canada V6B 4N7
(Address of principal executive offices)

(604) 257-3660
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On April 17, 2008, Wordlogic Corporation (the “Company”) completed a private placement of 800,000 restricted units at $0.60 per unit, for proceeds of $480,000. Each unit consists of one share of the Company’s common stock and one non-transferable warrant to purchase one further share of the Company’s common stock at an exercise price of $1.00 per share, exercisable for a period of two years from the date of issuance.

The units were issued by the Company without a prospectus pursuant to Regulation S of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2008	WORDLOGIC CORPORATION
(Registrant)

By: /s/ Frank Evanshen President, Chief Executive Officer, Director